                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549


                                 FORM 8-K/A
                                Amendment #1


                               CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 1996.
                                                   ------------------


                            IRT INDUSTRIES, INC.
            ----------------------------------------------------
           (Exact name of registrant as specified in its charter)



   FLORIDA                      0-15347                       59-2720096
---------------              -------------                  -------------------
(State or other               (Commission                   (IRS Employer
jurisdiction of               File Number)                  Identification No.)
incorporation)



           2400 E. LAS OLAS BLVD., SUITE 128, FT. LAUDERDALE, FL 33301
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (954) 525-8815.
                                                   ----------------



                                  N/A
                 ------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On October 23, 1996, Mr. Joel S. Baum, C.P.A., was dismissed as principal accountant to audit the financial statements for the Registrant.

        The Registrant has retained Dohan and Company, Certified Public Accountants, P.A. on October 23, 1996 to act as principal accountant to audit financial statements for the Registrant.

        (i). The former accountant was dismissed on October 23, 1996.

        (ii). Said principal accountant's report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion nor was the same qualified or modified as to uncertainty, audit scope, or accounting principles.

        (iii)(B). The decision to change accountants was recommended and approved by the Board of Directors of the Registrant on October 23, 1996.

        (iv). During the Registrant's two most recent fiscal years preceding the replacement, there were no disagreements between the former accountant and the Registrant on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure.

    (2) A new independent accountant has been engaged as the principal accountant to audit the Registrant's financial statements. The newly engaged accountant is the firm of Dohan and Company, C.P.A., P.A. and was retained as of October 23, 1996.

    (3) The former accountant's letter is enclosed as Exhibit A, or is being filed independently.
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                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                IRT INDUSTRIES, INC. ("Registrant")

                                By: /s/ Richard Rossi
                                   --------------------------------
                                   Richard Rossi

                                Its: President
                                    -------------------------------


                                Date: December 10, 1996
                                     ------------------------------

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                                  JOEL BAUM
                       1515 University Drive, Suite 209
                           Coral Springs, FL 33071
                      (954) 752-1712 Fax (954) 344-3694

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December 10, 1996



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20548


Re: IRT Industries, Inc./Commission File No. 0-15347


Ladies and Gentlemen:


The undersigned has served as the independent public accountant to the referenced corporation prior to the corporation's change of accountants, described in the enclosed copy of the corporation's Form 8-K Amendment No. 1; however, the undersigned was dismissed at the mutual agreement of the parties, as of October 23, 1996. The undersigned does not disagree with any statements made by the corporation in its Form 8-K in response to Item 304(a) of Regulation S-K.


                                Very truly yours,

                                /s/ Joel S. Baum

                                Joel S. Baum


cc: IRT Industries, Inc.